                                                                EXHIBIT 10.20



  RECORDING REQUESTED BY                                         DOC #: 14770727
  CHICAGO TITLE COMPANY                                       4/23/1999  8:00 AM

AND WHEN RECORDED MAIL TO

Veritas Software Corporation
1600 Plymouth St.
Mountain View, Ca. 94043

Escrow No. 004852 - SM
Order No. 004252 - LM
---------------------------------SPACE ABOVE THIS LINE FOR RECORDERS' USE-------
350 Ellis St. Mt. View
                                                          Assessor's Parcel  No.
                                   GRANT DEED                  160-53-003
--------------------------------------------------------------------------------
     THE UNDERSIGNED GRANTOR(S) DECLARE(S)
          DOCUMENTARY TRANSFER TAX IS $   See attached affidavit
          [ ] unincorporated area [X] City of Mountain View
          [X] computed on the full value of the interest or property conveyed, or is
          [ ] computed on the full value less the value of liens or
              encumbrances remaining at time of sale, and FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,
Fairchild Semiconductor Corporation of California, a Delaware corporation, who acquired title as Raytheon Semiconductor, Inc., a Delaware Corporation


hereby GRANT(S) to
First Security Bank, National Association, not individually, but solely as Owner Trustee under the VS Trust 1999-1 the following described real property in the City of Mountain View County of SANTA CLARA, State of California:

     LEGAL DESCRIPTION ATTACHED HERETO AND MADE A PART HEREOF BY REFERENCE



Dated April 23, 1999                      Fairchild Semiconductor Corporation of
                                          California, a Delaware corporation



                                          By:  /s/ DAVID E. BOXER
                                             -------------------------------
                                             its: Executive Vice President



                                          By:  /s/ JOSEPH D. MARTIN
                                             -------------------------------
                                             its: Executive Vice President



MAIL TAX STATEMENTS TO PARTY SHOWN ON FOLLOWING LINE. IF NO PARTY SO SHOWN, MAIL AS DIRECTED ABOVE


--------------------------------------------------------------------------------
     Name                   Street Address                   City, State & Zip

Page 1
Escrow No. 804852     -SM


                           LEGAL DESCRIPTION EXHIBIT


All that certain Real Property in the City of Mountain View, County of Santa Clara, State of California, described as follows:

All of Lot 23, as shown upon that certain Map entitled, "Tract No. 2724 Ellis-Middlefield Industrial Park", which Map was filed for Record in the Office of the Recorder of the County of Santa Clara, State of California, on June 16, 1960 in Book 121 of Maps, at Pages 40, 41, 42, 43 and 44.

STATE OF MAINE        )
                      ) SS
COUNTY OF CUMBERLAND  )

     On April 21, before me, Diane L. Lovejoy, personally appeared Joseph D. Martin and Daniel E. Boxer,

[x] personally known to me -OR- [ ] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s)
                                    is/are subscribed to the within instrument
                                    and acknowledged to me that he/she/they
                                    executed the same in his/her/their
                                    authorized capacity(ies), and that by
                                    his/her/their signature(s) on the instrument
     DIANE L. LOVEJOY               the person(s), or the entity upon behalf of
                                    which the person(s) acted, executed the
       PUBLIC NOTARY                instrument.

      STATE OF MAINE                WITNESS my hand and official seal.


                                    /s/ DIANE L. LOVEJOY
                                    -----------------------
                                    SIGNATURE OF NOTARY


CAPACITY CLAIMED BY SIGNER
--------------------------

Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the document.

[ ]  INDIVIDUAL
[ ]  CORPORATE OFFICER(S)

     -----------------------------
              Title(s)

[ ]  PARTNER(S)    [ ]  LIMITED
                   [ ]  GENERAL

[ ]  ATTORNEY-IN-FACT
[ ]  TRUSTEE(S)
[ ]  GUARDIAN/CONSERVATOR
[ ]  OTHER:
            ----------------------

            ----------------------

SIGNER IS REPRESENTING:
----------------------
Name of Person(s) or Entity(ies)

----------------------------------

----------------------------------

                                                                   DO NOT RECORD

                                 FILOR REQUESTS

                           DO NOT RECORD STAMP VALUE

DECLARATION OF TAX DUE:   SEPARATE PAPER:
(Revenue and Taxation Code 11932-11933)
NOTE: This Declaration is not a public record


DOCUMENT NO.
            ------------------------


Property located in:

     ( ) Unincorporated

     (x) the City of Mt. View

     APN: 160-53-003

     DOCUMENTARY TRANSFER TAX $39,270.00

     (x) Computed on full value

     ( ) Computed on full value less lien or encumbrances remaining at the time of conveyance

     CITY CONVEYANCE TAX $117,810.00

"I declare under penalty of perjury under the laws of the State of California that the foregoing is true and correct."

4/23/99                                     [signature illegible]
-------------------------------           ----------------------------------
Date                                      Chicago Title as Escrow Agent


REV. 01/97                                                         DO NOT RECORD